EXHIBIT 10.66

GWL Loan Nos. 153763-153768

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Agreement”) is made as of June 24, 2011, by and among IIT SUGARLAND INTERCHANGE DC LP, a Delaware limited partnership (“IIT TX”), IIT ATLANTA LIBERTY DC LLC, a Delaware limited liability company (“IIT GA”) IIT YORK-WILLOW SPRINGS DC LLC, a Delaware limited liability company (“IIT PA”), IIT WOODRIDGE-BRIDGE POINT DC LLC, a Delaware limited liability company (“IIT Bridge Point”), IIT WOODRIDGE-PARK 355 DC LLC, a Delaware limited liability company (“IIT 355”) and IIT AURORA DC LLC, a Delaware limited liability company (“IIT Aurora”) (each a “Debtor” and jointly and severally, “Borrower”), and GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, a Colorado corporation (“Lender”).

BACKGROUND

A. Lender and IIT TX, IIT GA and IIT PA are parties to a loan agreement dated June 17, 2011 (the “Loan Agreement”).

B. All capitalized terms used herein without definition shall have the same meanings given to such terms in the Loan Agreement.

C. IIT Bridge Point is the owner of certain real estate located in DuPage County, IL, which is described more particularly on Exhibit A-4 attached hereto (the “Bridge Point Land”).

D. IIT 355 is the owner of certain real estate located in Will County, IL, which is described more particularly on Exhibit A-5 attached hereto (the “355 Land”).

E. IIT Aurora is the owner of certain real estate located in Kane County, IL, which is described more particularly on Exhibit A-6 attached hereto (the “Aurora Land”).

F. IIT Bridge Point, IIT 355 and IIT Aurora are hereinafter referred to collectively as the “IL Debtors” and the Bridge Point Land, the 355 Land the Aurora Land are hereinafter referred to collectively as the “IL Land” and individually as an “IL Site”.

G. Pursuant to the Commitment, Borrower has applied to Lender for the IL Advance and in connection therewith, IL Debtors have agreed to assume all of the obligations of Borrower under the Loan Agreement.

H. The IL Advance shall be evidenced by (i) a promissory note from IIT Bridge Point in favor of Lender in the principal amount of $18,539,000.00 (the “Bridge Point Note”); (ii) a promissory note from IIT 355 in favor of Lender in the principal amount of $10,612,000.00 (the “355 Note”); and (iii) a promissory note from IIT Aurora in favor of Lender in the principal amount of $13,980,000.00 (the “Aurora Note”). After the IL Advance, the total outstanding principal balance of the Loan will be $110,000,000.00.

I. The parties hereto now desire to amend the Loan Agreement for purposes of documenting the funding of the IL Advance, all on the terms hereinafter set forth.

NOW THEREFORE, intending to be legally bound hereby and in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. The following terms in the Loan Agreement are hereby amended as follows:

(a) Site: Individually, the TX Land, the GA Land, the PA Land, the Bridge Point Land, the 355 Land and the Aurora Land.

(b) Project: Collectively, the TX Land, the GA Land, the PA Land, the Bridge Point Land, the 355 Land and the Aurora Land.

(c) Note or Notes: individually or collectively, the promissory notes dated June 17, 2011 from each of IIT TX, IIT GA and IIT PA, respectively, as described in Section 2.2(a) of the Loan Agreement and the Bridge Point Note, the 355 Note and the Aurora Note.

(d) Loan: the loans from Lender to Borrower in the aggregate principal amount of $110,000,000.00 as evidenced by the Notes.

(e) First Mortgages: Collectively, the First Mortgage dated June 17, 2011 from each of IIT TX, IIT GA and IIT PA, respectively, and the First Mortgage of even date with this Agreement encumbering each IL Site and securing the Note from each IL Debtor owning each such IL Site.

(f) Second Mortgage: Collectively, the Second Mortgage dated June 17, 2011 from each of IIT TX, IIT GA and IIT PA, respectively, and the second mortgages encumbering each IL Site and securing the Guaranty from each IL Debtor.

(g) Mortgage: Collectively, the First Mortgage (as defined in this Agreement) and the Second Mortgage (as defined in this Agreement).

(h) Title Insurer: First American Title Insurance Company with respect to the First Mortgage encumbering the IL Land and Stewart Title Guaranty Insurance Company with respect to the First Mortgage encumbering the TX Land, the GA Land and the PA Land, respectively.

2. Assumption of Loan Agreement by IL Debtors. Each IL Debtor hereby assumes all of the obligations of “Borrower” and shall be deemed a “Borrower” and shall have all of the rights of “Borrower” under the Loan Agreement and agrees to be bound by all of the terms thereof and perform all of the obligations of Borrower thereunder, from and after the date hereof.

3. Advance of PA/GA/TX Holdback. Contemporaneously with the funding of the IL Advance, Lender shall release the PA/GA/TX Holdback to Borrower.

4. Representations and Warranties of Borrower.

(a) Each IL Debtor hereby makes to Lender, all of the representations and warranties set forth in Section 4 of the Loan Agreement, which Section 4 is hereby incorporated in this Section 4(a) as if it were set forth herein in full.

(b) Borrower hereby represents and warrants to Lender that: (i) all of the representations and warranties contained in Article 4 of the Loan Agreement remain true and correct in all material respects as of the date of this Agreement; (ii) that the outstanding principal balance of the Loan is $110,000,000.00, and that such sum remains due and owing with interest in accordance with the Notes, without any offset, defense or counterclaim; and (iii) it has no set off, defense or counterclaim to its obligations under the Notes and the other Loan Documents, all of which documents remain binding upon Borrower, unmodified and in full force and effect, except as modified hereby.

(c) Borrower hereby releases any claim whatsoever, which it may have against Lender or its agents with respect to the Loan or any of the Loan Documents, known or unknown, which Borrower now has or may have, from June 17, 2011 to the date hereof.

5. Notices. Any notices to Borrower shall also be addressed to the IL Debtors and be given in accordance with Section 9.3 of the Loan Agreement.

6. Modification of Article 10 of Loan Agreement - Partial Release of Collateral.

(a) Section 10(a) of the Loan Agreement is amended to replace “$33,434,500.00” with “$55,000,000.00”.

(b) The chart in Section 10(b) is hereby deleted and replaced as follows:

Site	Principal Amount of Note
TX Land	$19,185,000.00
GA Land	$21,629,000.00
PA Land	$26,055,000.00
Bridge Point Land	$18,539,000.00
355 Land	$10,612,000.00
Aurora Land	$13,980,000.00

7. Modification of Section 11(a) of Loan Agreement – Substitution of Collateral. Section 11(b) of the Loan Agreement is hereby amended to replace “$33,434,500.00” with “$55,000,000.00”.

8. Modification of Section 4.3. Section 4.3 of the Loan Agreement is hereby amended by adding “CB Richard Ellis” between the words “Inc. and (“Broker”).

9. Governing Law; Binding Effect. This Agreement shall be governed by and construed according to the laws of the State of Colorado, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. No Other Modifications. Except as expressly modified hereby, the Loan Agreement remains unmodified and in full force and effect, and is enforceable against Borrower in accordance with its terms. Without limiting the generality of the preceding sentence, all rights and remedies of Lender under the Loan Agreement survive the making of this Agreement and shall continue in full force and effect.

11. Expenses. Borrower agrees to pay all of Lender’s reasonable third party fees incurred in connection with this Agreement, including, without limitation, reasonable attorneys fees and any financing statement filing fees.

12. Captions. The captions contained herein are not a part of this Agreement; they are only for the convenience of the parties hereto and do not in any way modify, amplify or give full notice of any of the terms or conditions of this Agreement.

13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan Agreement to be duly executed as of the day and year first above written.

BORROWER:

IIT SUGARLAND INTERCHANGE DC LP, a Delaware limited partnership

By:	IIT Sugarland Interchange DC GP LLC

By:	/s/ Thomas G. McGonagle
Name: Thomas G. McGonagle
Title: Authorized Officer

IIT ATLANTA LIBERTY DC LLC, a Delaware limited liability company

By:	/s/ Thomas G. McGonagle
Name: Thomas G. McGonagle
Title: Authorized Officer

IIT YORK-WILLOW SPRINGS DC LLC, a Delaware limited liability company

By:	/s/ Thomas G. McGonagle
Name: Thomas G. McGonagle
Title: Authorized Officer

IIT AURORA DC LLC, a Delaware limited liability company

By:	/s/ Thomas G. McGonagle
Name: Thomas G. McGonagle
Title: Authorized Officer

[SIGNATURES CONTINUED ON NEXT PAGE]

IIT WOODRIDGE-BRIDGE POINT DC LLC, a Delaware limited liability company

By:	/s/ Thomas G. McGonagle
Name: Thomas G. McGonagle
Title: Authorized Officer

IIT WOODRIDGE-PARK 355 DC LLC, a Delaware limited liability company

By:	/s/ Thomas G. McGonagle
Name: Thomas G. McGonagle
Title: Authorized Officer

LENDER:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Brian Schwartz
Name: Brian Schwartz
Title: Vice President

By:	/s/ Craig Ross
Name: Craig Ross
Title: Assistant Manager

EXHIBIT A-4

LEGAL DESCRIPTION OF BRIDGE POINT LAND

LOT 1, LOT 2, OUTLOT 1, OUTLOT 2 IN BRIDGEPOINT WOODRIDGE SUBDIVISION, BEING A RESUBDIVISION OF LOTS 11, 12, 13 AND 14 IN LEMONT ACRES, BEING A SUBDIVISION OF PART OF THE WEST 1/2 OF SECTION 17 AND PART OF THE SOUTHEAST 1/4 OF SECTION 18, TOWNSHIP 37 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SAID BRIDGEPOINT WOODRIDGE SUBDIVISION, RECORDED AUGUST 29, 2008 AS DOCUMENT R2008-133884, IN DUPAGE COUNTY, ILLINOIS.

Tax Identification Number(s):	10-17-100-029
10-17-100-030
10-17-100-031
10-17-100-032

Commonly known as: 1000 Davey Road, 1020 Davey Road, Woodridge, Illinois

EXHIBIT A-5

LEGAL DESCRIPTION OF 355 LAND

LOT 1 AND OUTLOT A IN PARK 355 – PHASE 1 A SUBDIVISION OF PART OF THE SOUTHEAST QUARTER OF SECTION 13 AND PART OF THE NORTHEAST QUARTER OF SECTION 24 ALL IN TOWNSHIP 37 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED OCTOBER 06, 2006 AS DOCUMENT R2006-168506, IN WILL COUNTY, ILLINOIS.

Tax Identification Number(s):	12-02-13-400-041
12-02-13-403-001
12-02-24-203-001

Commonly known as: 2145 Internationale Parkway, Woodridge, Illinois

EXHIBIT A-6

LEGAL DESCRIPTION OF AURORA LAND

LOTS 2, 3, 4 AND 5 IN DOLAN – LIES RESUBDIVISION, BEING A RESUBDIVISION OF LOTS 2 AND 3 IN DOLAN – LIES RESUBDIVISION OF PART OF SECTION 2, TOWNSHIP 38 NORTH, RANGE 8, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SAID RESUBDIVISION RECORDED FEBRUARY 7, 2006 AS DOCUMENT 2006K014402, IN KANE COUNTY, ILLINOIS.

Tax Identification Number(s):	15-02-252-008
15-02-277-002
15-02-277-003
15-02-252-009

Commonly known as: 1203 Bilter Road, 1207 Bilter Road, Aurora, Illinois